© Atkore Investor Presentation & Company Overview May 2024

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Atkore: A Compelling Investment Outstanding Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth Differentiated & Diversified Product Portfolio Diverse catalog of must-stock products for electrical distributors including electrical conduit, cable and other electrical support system items Strong Secular Tailwinds Our products and solutions are critical to enabling the energy transition and investment in digital infrastructure Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Capital Deployment Model Focused on Shareholder Returns Disciplined approach to capital deployment focused on growing the business and returning cash to shareholders

4© Atkore Our Foundation Is the Atkore Business System

Our Products Are All Around You


Wire Basket Cable Tray & Fittings
Electrical Prefabrication
Cable Tray, Ladder & Fittings
Steel Conduit & Fittings
Corrosion Resistant Conduit: Stainless Steel, PVC-Coated & Aluminum
PVC and Metal Trunking
Telescoping Sign Support System
HDPE Conduit
Armored Cable
Flexible & Liquidtight Electrical Conduit
Industrial Flexible Electrical Conduit
Metal Framing & Fittings (Including Seismic)
Roller Tube for Conveyor
Perimeter Security Solutions
Security Bollards
PVC and Fiberglass Electrical Conduit & Fittings

© Atkore
5

Structurally Improved Our Business Since IPO

Atkore

Annual Net Sales & Adjusted EBITDA, $M



Net Sales
Adj. EBITDA[1,2]
$1,504M
$1,835M
$1,917M
$1,765M
$2,928M
$3,914M
$3,519M
$3.3B - $3.5B
$228M
$272M
$324M
$327M
$898M
$1,342M
$1,042M
$850M – $900M
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024 Outlook
Adjusted EBITDA Margin[1] %
15.1%
14.8%
16.9%
18.5%
30.7%
34.3%
29.6%
~25% to 26%

Key Highlights

- We have structurally improved, diversified and elevated the profitability of the business over the past 7+ years
- Anticipate long-term Adjusted EBITDA Margin in the range of ~25% +/- 150-200 bps; margin range variability based on product mix as well as raw material input cost changes year to year
- Focused on our category expansion initiatives related to our Regional Service Centers, Solar Torque Tube manufacturing capacity and HDPE related products
- Comprehensive portfolio of electrical infrastructure products meets the needs of a wide range of construction end market applications
- Well positioned to participate in electrical megatrends related to renewable energy, grid hardening, digital infrastructure and the electrification of everything

© Atkore

1. See non-GAAP reconciliation in appendix for full year 2017 to 2023 actual results.
2. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

6

7© Atkore Strong Financial Profile to Support Future Growth 1. See non-GAAP reconciliation in appendix. 1,504 1,835 1,917 1,765 2,928 3,914 3,519 2017 2018 2019 2020 2021 2022 2023 +15% CAGR Net Sales $M 228 272 324 327 898 1,342 1,042 2017 2018 2019 2020 2021 2022 2023 +29% CAGR Adjusted EBITDA1 $M 1.65 2.78 3.62 3.78 12.98 21.55 19.40 2017 2018 2019 2020 2021 2022 2023 +51% CAGR Adjusted Diluted EPS1 $/share 97 107 175 215 508 651 589 2017 2018 2019 2020 2021 2022 2023 +35% CAGR Free Cash Flow1 $M 2.5 3.3 2.6 2.5 0.8 0.6 0.7 2017 2018 2019 2020 2021 2022 2023 -1.8x Total Debt to Adjusted EBITDA1 325 373 400 2026 2027 2028 2029 2030 2031 Debt Maturity Profile $M Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes

Buildings Need Electricity, Our Portfolio Delivers

Atkore

Portfolio of Electrical Infrastructure products support a broad range of construction projects and are installed at various stages throughout a project's lifecycle

Meeting the growing electrical needs for: Industrial | Institutional | Utility | Commercial | Transportation | Residential

Over 90% of Atkore is "Electrical Infrastructure"

Example Electrical Conduit & Cable Products Include:

- PVC Conduit & Fittings
- Steel Conduit & Fittings
- Armored Cable
- Flexible & Liquidtight Conduit
- Fiberglass Conduit & Fittings
- HDPE Conduit



FY 2023
Net Sales
$3.5B
16%
Safety & Infrastructure
"Electrical Support"
76%
Electrical
Safety & Infrastructure
"All Other"

Example Electrical Support System Products Include:

- Metal Framing
- Solar Support
- Construction Services
- Wire Basket & Cable Tray
- Prefabricated Devices
- Sub-Station Protection & Security

© Atkore
8

9© Atkore Exposed to Strong Electrical MegaTrends MegaTrends supported by long-term federal programs with incentives to drive demand across Atkore’s five key product areas Plastic Pipe, Conduit & Fittings Metal Electrical Conduit & Fittings Metal Framing, Cable Management & Construction Services Electrical Cable & Flexible Conduit Mechanical Tube Renewable Energy Build America, Buy America | Inflation Reduction Act Grid Hardening Build America, Buy America | Infrastructure Investment and Jobs Act Digital Infrastructure BEADs Act | Build America, Buy America | CHIPS and Science Act | Infrastructure Investment and Jobs Act Electrification of Everything Build America, Buy America | Infrastructure Investment and Jobs Act

Product Portfolio Aligned to Strong Growth Trends

Atkore's business model is designed to succeed through fluctuations in various category end market demand, and our product portfolio is well-positioned with the projected growth in several end-markets

Average Atkore Product Use & Anticipated Growth by End Market Category


Warehouse
Office
Multi-Family
Education
Lodging
Healthcare
Manufacturing
Data Center
Below Average
Average Use Density[1]
Above Average
2024-2028 Anticipated Growth[2]

- Dodge Construction Network expects growth in data centers, manufacturing, healthcare, lodging, education, and multi-family from 2024-2028.
- EC&M expects non-residential construction spend to remain healthy in 2024, driven by growth in manufacturing, hotels, healthcare and education.
- S&P Global reports that the software segment of the Generative AI movement is expected to grow approximately 10X over the next several years, which should drive additional demand for physical AI infrastructure, such as data centers.
- Major electrical contractors and global peers continue to report elevated backlogs at record, or near-record levels.

© Atkore

1. Atkore estimated analysis of electrical products installed per project type.
2. Atkore analysis based on expected change in total construction starts from industry sources such as Dodge Construction Network for 2019-2023 baseline compared to 2024-2028 projections.

10

11© Atkore Ramping Indiana facility Driving growth in FY 2024 Building out Texas and Georgia sites Expect benefits in FY 2025 & beyond Short-term channel & demand issues Anticipate growth rebound in FY 2025 Solar Related Torque Tube Capacity Regional Service Centers HDPE Power & Telecommunications Conduits of Growth: Category Expansion Initiatives Status update & timing of financial benefits related to key category expansion initiatives

12© Atkore Updated Capital Deployment Model 1. Plan announced in November 2021. Balanced Capital Deployment Model Focused on Growth & Returns to Stockholders Updated Capital Deployment Model Capital Investments Stock Repurchases M&A Priority Uses for Capital Maintain Total Debt to normalized Adj. EBITDA ratio at ~2x or below; willing to go above for select strategic opportunities Between $175M - $200M in expected capital expenditures in FY 2024; includes further investment in both our Conduits of Growth and our digital capabilities Over $1B in stock repurchases completed since November 2021; Board approved new $500M program, available upon completion of our existing $1.3B plan. Target Cash Flow from Operating Activities to be approximately 100% of Net Income Averaged Over a 3-Year Period Status Update Dividends Quarterly dividend program: Atkore’s Board of Directors added a quarterly dividend program to the capital deployment model in November 2023 and declared the Company’s first quarterly cash dividend on January 30, 2024. Disciplined approach: Expect M&A to be focused on growing portfolio or expanding presence in select areas and categories

Investing In Our Future

FY 2023 Capital Expenditures


Routine
~30%
$219M
~5%
Digital
~65%
Conduits of Growth

FY 2024 & Future Planning

- Plan to further grow new Indiana facility with capabilities to support global mega projects
- Continue to invest and grow service capabilities with strategically located warehousing operations
- Expect continued investment in Texas in FY 2024 for both HDPE and non-conduit PVC related products
- Expect elevated digital investments in FY 2024 & FY 2025 vs. FY 2023
- Expect “Routine” capital expenditures to be similar to depreciation over time

© Atkore
13

14© Atkore Critical mass in served markets Value creation Stewardship & Atkore values Focused on Key Markets with Growth Opportunities  Seek growth in core product categories for scale in key markets  Diligent assessment of macro growth trends and competitive landscape  Unlock access to attractive markets, new technologies, product innovations and geographic expansion Value creation through Atkore Business System  The Atkore Business System unlocks synergistic value with a focus on people, process and strategy  Building upon our value proposition to our customers of “One order. One delivery. One invoice.”  Past synergies have driven highly attractive returns on capital, and support shareholder value creation Stewardship & Atkore Values  Leverage Atkore’s corporate values to nurture acquired businesses during integration, including customers, employees, suppliers and management  Successful track record in retaining and promoting management and employees of acquired companies Strategic & Disciplined Approach to M&A

Strategy On Track to Deliver Future Performance

Atkore

Our Conduits of Growth and Capital Deployment Model to help drive future performance

Illustrative Adjusted Diluted EPS[1,2] Bridge, $/share



$1.65
$2.78
$3.62
$3.78
$12.98
$21.55
$19.40
$16 - $17
>$18
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024 Outlook
Potential Future Pricing Normalization
Base Business Volume Growth and Price vs. Cost Improvements Across Various Categories
Conduits of Growth + Capital Deployment
Investments, Interest Expense & Other
FY 2025 Goal

Select Examples of "What's Changed" vs. November 2022?

Positive	Negative
• FY 2023 results • Progressing capital projects • Benefits related to the Inflation Reduction Act • On-shoring and expansion of megaprojects	• Higher interest & mortgage rates • Telecom industry delays for HDPE products • Continued shortage of qualified labor • Additional geopolitical conflicts

© Atkore

1. See appendix for reconciliation for the full year 2017 to 2023 actual results.
2. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

15

16© Atkore Key Takeaways Outstanding Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth Differentiated & Diversified Product Portfolio Diverse catalog of must-stock products for electrical distributors including electrical conduit, cable and other electrical support system items Strong Secular Tailwinds Our products and solutions are critical to enabling the energy transition and investment in digital infrastructure Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Capital Deployment Model Focused on Shareholder Returns Disciplined approach to capital deployment focused on growing the business and returning cash to shareholders

17© Atkore Appendix

Adjusted Diluted EPS Reconciliation

(Adjusted Net Income Per Diluted Share)

Atkore

Consolidated Atkore Inc.

(in thousands, except per share data)	Fiscal Year Ended September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net income	$ 689,899	$ 913,434	$ 587,857	$ 152,302	$ 139,051	$ 136,645	$ 84,639
Stock-based compensation	21,101	17,245	17,047	13,064	11,798	14,664	12,788
Intangible asset amortization	57,804	36,176	33,644	32,262	32,876	32,104	22,407
Gain on purchase of business	—	—	—	—	(7,384)	(27,575)	—
Loss on extinguishment of debt	—	—	4,202	273	—	—	9,805
(Gain) loss on assets held for sale	7,477	—	—	—	—	—	—
Gain on sale of joint venture	—	—	—	—	—	—	(5,774)
Other [a]	11,058	799	(20,012)	(6,712)	7,501	(639)	(2,696)
Pre-tax adjustments to net income	97,440	54,220	34,881	38,887	44,791	18,554	36,530
Tax effect	(24,360)	(13,555)	(8,720)	(9,722)	(10,974)	(4,824)	(11,470)
Adjusted net income	$ 762,979	$ 954,099	$ 614,018	$ 181,467	$ 172,868	$ 150,375	$ 109,699
Weighted-average diluted common shares outstanding	39,328	44,280	47,306	48,044	47,777	54,089	66,554
Net income per diluted share	$ 17.27	$ 20.30	$ 12.19	$ 3.10	$ 2.83	$ 2.48	$ 1.27
Adjusted net income per diluted share	$ 19.40	$ 21.55	$ 12.98	$ 3.78	$ 3.62	$ 2.78	$ 1.65

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, certain legal matters, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

© Atkore

18

Net Income to Adjusted EBITDA Reconciliation

Atkore

Consolidated Atkore Inc.

(in thousands)	Fiscal Year Ended September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net income	$ 689,899	$ 913,434	$ 587,857	$ 152,302	$ 139,051	$ 136,645	$ 84,639
Income tax expense	160,391	290,186	192,144	49,696	45,618	29,707	41,486
Depreciation and amortization	115,524	84,415	78,557	74,470	72,347	66,890	54,727
Interest expense, net	35,232	30,676	32,899	40,062	50,473	40,694	26,598
Restructuring charges	—	—	—	3,284	3,804	1,849	1,256
Stock-based compensation	21,101	17,245	17,047	13,064	11,798	14,664	12,788
Loss on extinguishment of debt	—	—	4,202	273	—	—	9,805
Gain on purchase of a business	—	—	—	—	(7,384)	—	—
Gain on sale of a business	—	—	—	—	—	(27,575)	—
Gain on sale of joint venture	—	—	—	—	—	—	(5,774)
(Gain) loss on assets held for sale	7,477	—	—	—	—	—	—
Certain legal matters	—	—	—	—	—	—	7,551
Transaction costs	968	3,424	667	196	1,200	9,314	4,779
Other [(a)]	11,535	2,410	(15,826)	(6,712)	7,501	(639)	(10,247)
Adjusted EBITDA	$ 1,042,127	$ 1,341,790	$ 897,547	$ 326,635	$ 324,408	$ 271,549	$ 227,608
Net Sales	$ 3,518,761	$ 3,913,949	$ 2,928,014	$ 1,765,421	$ 1,916,538	$ 1,835,139	$ 1,503,934
Adjusted EBITDA Margin	29.6 %	34.3 %	30.7 %	18.5 %	16.9 %	14.8 %	15.1 %

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, restructuring charges, and related forward currency derivatives.

© Atkore

19

20© Atkore Total Debt to Net Debt and Leverage Ratio Consolidated Atkore Inc. ($ in thousands) September 30, 2023 September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 September 30, 2018 September 30, 2017 Short-term debt and current maturities of long- term debt $ — $ — $ — $ — $ — $ 26,561 $ 4,215 Long-term debt 762,687 760,537 758,386 803,736 845,317 877,686 571,863 Total debt 762,687 760,537 758,386 803,736 845,317 904,247 576,078 Less cash and cash equivalents 388,114 388,751 576,289 284,471 $ 123,415 126,662 45,718 Net debt $ 374,573 $ 371,786 $ 182,097 $ 519,265 $ 721,902 $ 777,585 $ 530,360 TTM Adjusted EBITDA (a) $ 1,042,127 $ 1,341,790 $ 897,547 $ 326,635 $ 324,408 $ 271,549 $ 227,608 Total debt/TTM Adjusted EBITDA 0.7 x 0.6 x 0.8 x 2.5 x 2.6 x 3.3 x 2.5 x Net debt/TTM Adjusted EBITDA 0.4 x 0.3 x 0.2 x 1.6 x 2.2 x 2.9 x 2.3 x (a) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to Form 8-K filed on November 17, 2023, November 18, 2022, November 18, 2021, November 19, 2020, November 22, 2019, November 28, 2018 and November 29, 2017.

21© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Fiscal Year Ended (in thousands) September 30, 2023 September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 September 30, 2018 September 30, 2017 Net cash provided by operating activities $ 807,634 $ 786,835 $ 572,902 $ 248,762 $ 209,694 $ 145,703 $ 121.654 Capital expenditures (218,888) (135,776) (64,474) (33,770) (34,860) (38,501) (25.122) Free Cash Flow $ 588,746 $ 651,059 $ 508,428 $ 214,992 $ 174,834 $ 107,202 $ 96.532

22© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted AI Artificial Intelligence B Billion Capex Capital Expenditures DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPS Earnings Per Share Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year GGAM Government Grant Accounting Model HDPE High Density Polyethylene HSD% High Single Digit Percentage IPO Initial Public Offering Abbreviation Description LDD% Low Double Digit Percentage LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Quarter Q2 Second Quarter Q3 Third Quarter Q4 Fourth Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

23© Atkore atkore.com